EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the period ended March 31, 2011 of Northumberland Resources, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Fortunato Villamagna
Fortunato Villamagna
Chief Executive Officer

/s/ Peter Hewitt
Peter Hewitt
Chief Financial Officer

Dated: May 15, 2011

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of
2002 has been provided to Northumberland Resources, Inc. and will be furnished to the
Securities and Exchange Commission or its staff upon request.